Pacer CSOP FTSE China A50 ETF Trading Symbol: AFTY NYSE Arca, Inc. Summary Prospectus August 31, 2022 www.PacerETFs.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated August 31, 2022, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.paceretfs.com/media/. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Pacer CSOP FTSE China A50 ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to provide investment results that, before fees and expenses, track the performance for the FTSE China A50 Net Total Return Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses[1]	0.70%
1 Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include non-recurring proxy expense incurred at April 30, 2022 of 0.01%.
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2022, the portfolio turnover rate was 59% of the average value of the portfolio.

Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index.
The Index
The Index is comprised of A-Shares issued by the 50 largest companies in the China A-Shares market. The Index is a net total return index, which means that the performance of the Index assumes that dividends paid by the Index constituents, net of any withholding taxes, are reinvested in additional shares of such Index constituents.
The Index is a free float-adjusted market capitalization-weighted index compiled and published by FTSE International Limited (“FTSE” or the “Index Provider”), which is not affiliated with the Fund, Pacer Advisors, Inc. (the “Adviser”), CSOP Asset Management Limited (the “Sub-Adviser”), or the Fund’s distributor. The Index is a real-time, tradable index comprising the largest 50 China A-Share companies by full market capitalization of the FTSE China A All Cap Free Index. The Index is a subset of the FTSE China A All Cap Free Index, FTSE’s most comprehensive benchmark for the Chinese A-Share market. It is denominated and quoted in Chinese Yuan (“CNY”) and comprised of stocks listed on the Shanghai Stock and Shenzhen Stock Exchange main markets, the Shenzhen SME Board and/or the Shenzhen ChiNext Board. The Index Provider determines the composition of the Index and relative weightings of the Index constituents based on the Index’s methodology, and publishes information regarding the market value of the Index.
As of June 30, 2022, the 10 largest constituent securities of the Index represented approximately 48.53% of the Index.
The Fund’s Investment Strategy
A-Shares are a specific classification of equity securities issued by companies incorporated in the People’s Republic of China (“China” or the “PRC”). A-Shares are denominated and traded in renminbi (“RMB”), the official currency of the PRC, on the Shenzhen and Shanghai Stock Exchanges.
Since November of 2014, foreign investors have been permitted to invest in eligible China A-Shares listed on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program. The Shanghai-Hong Kong Stock Connect program, which was launched in 2014, established a securities trading and clearing program that enables mutual stock market access between mainland China and Hong Kong. Through the Shanghai-Hong Kong Stock Connect program, foreign investors such as the Fund can trade eligible China A-Shares subject to trading limits and rules and regulations as may be issued from time to time. More recently, in December of 2016 foreign investors are also permitted to invest in eligible China A-Shares listed on the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect program. While the Fund may access China A-Shares through the Shenzhen-Hong Kong Stock Connect program in the future, it has no immediate plans to do so.
The Sub-Adviser, on behalf of the Fund, will invest in eligible China A-Shares via the Shanghai-Hong Kong Stock Connect program.
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. The Fund may invest the remainder of its assets in investments that are not included in the Index, but which the Sub-Adviser believes will help the Fund track the Index. These investments include: (i) interests in pooled investment vehicles tracking the Index or similar indexes, including affiliated and non-U.S. funds (certain of these funds may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore are not subject to the same investor protections as the Fund); and (ii) other securities not included in the Index (including H-Shares, which are shares of a company incorporated in mainland China that are denominated in Hong Kong dollars and listed on the Hong Kong Stock Exchange or other foreign exchange). The Fund also may invest in money market instruments, cash, and cash equivalents.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index). Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund is diversified under the Investment Company Act, but may invest more of its assets in the securities of a single issuer or small number of issuers than would otherwise be permitted for a diversified fund solely where the additional issuer weightings result from the index weighting of one or more Index constituents. As of June 30, 2022, the Index was concentrated in the consumer staples and financial sectors.
Principal Investment Risks
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.”
▪Risk of Investing in China. Investing in securities of companies organized and listed in China subjects the Fund to risks specific to China. China is a developing market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, could have a significant impact on the economy of China (and the world). Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. There is no guarantee that the Chinese government will not revert from its current open-market economy to the economic policy of central planning that it implemented prior to 1978. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made. In addition, less information may be available to the Fund and other investors than would be the case if the Fund’s investments were limited to securities of U.S. issuers. It may also be difficult or impossible for the Fund to obtain or enforce a judgment in a Chinese court.
▪Risk of Investments in A-Shares. The Index is comprised of A-Shares listed on the Shanghai and Shenzhen Stock Exchanges. In seeking to track the performance of the Index, the Fund intends to invest in A-Shares through the Shanghai-Hong Kong Stock Connect program. If the Fund is unable to obtain sufficient exposure to the performance of the Index due to trading or other restrictions on the Shanghai-Hong Kong Stock Connect program, the Fund could be forced to limit or suspend the issuance of new shares until the Sub-Adviser determines that the requisite exposure to the Index is obtainable. Any limits on the Fund’s ability to issue new shares could cause the Fund’s shares to trade at a premium or discount to the NAV of the Fund and the Fund could experience substantial redemptions.
The Chinese government may intervene in the A-Shares market and halt or suspend trading of A-Share securities for short or even extended periods of time. Recently, the A-Shares market has experienced considerable volatility and been subject to frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, including a number of securities held by the Fund.
▪A-Shares Tax Risk. The Fund’s investments in A-Shares will be subject to a number of taxes and tax regulations in China. The application of many of these tax regulations is at present uncertain. Moreover, the PRC has implemented a number of tax reforms in recent years, including the value added tax reform, and may continue to amend or revise existing PRC tax laws in the future. Changes in applicable PRC tax law, particularly taxation on a retrospective basis, could reduce the after-tax profits of the Fund directly or indirectly by reducing the after-tax profits of the companies in the PRC in which the Fund invests. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund. The Fund’s investments in securities issued by PRC companies, including A-Shares, may cause the Fund to become subject to withholding income tax and other taxes imposed by the PRC. The PRC taxation rules are evolving, may change, and new rules may be applied retroactively. Any such changes could have an adverse impact on Fund performance.

▪Risk of Investing Through Shanghai-Hong Kong Stock Connect. The Fund may invest in China A-Shares listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program. Trading through the Shanghai-Hong Kong Stock Connect program is subject to a number of restrictions that may impact the Fund’s investments and returns. Among other restrictions, investors in securities obtained via the Shanghai-Hong Kong Stock Connect program are generally subject to Chinese securities regulations and Shanghai Stock Exchange rules. Securities obtained via the Shanghai-Hong Kong Stock Connect program generally may only be sold, purchased or otherwise transferred through the Shanghai-Hong Kong Stock Connect program in accordance with applicable rules. Although the Fund is not subject to individual investment quotas, daily investment quotas designed to limit the maximum daily net purchases on any particular day apply to all participants in the Shanghai-Hong Kong Stock Connect program. These daily investment quotas may restrict or preclude the ability of the Fund to invest in securities obtained via the program. Additionally, investments made through the Shanghai-Hong Kong Stock Connect program are subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to the Fund.
▪Risk of Investing in Issuers listed on the ChiNext Board. The issuers listed on the ChiNext Board generally are companies in the early stages of development pursuing ventures in the scientific development, innovation and media industries. As a result, these issuers generally have limited operating histories, less mature business models, and limited risk management capacity. These traits cause ChiNext-listed issuers to be vulnerable to market risks and market volatility, both of which may adversely affect the performance of an issuer and thus, the Fund’s investment in such issuer.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.

◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund, and this could lead to differences between the market price of the shares of the Fund and the underlying value of those shares.
▪China Concentration Risk. To the extent that the Fund’s investments are concentrated in the securities of China, or a particular issuer or issuers, market, industry, group of industries, sector or asset class, the Fund may be more adversely affected by the underperformance of those securities, subject to increased price volatility, and more susceptible to adverse economic, market, political and regulatory occurrences than if the Fund’s assets were more diversified.
▪Emerging Markets Risk. While China’s economy has expanded in recent years, China is still considered an emerging market economy. As such, the Fund’s investments are subject to greater risk of loss than investments in more developed markets. This is due to, among other things, increased risk of government intervention, greater market volatility, lower trading volume and liquidity constraints, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than is typically found in more developed markets.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.
▪Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
▪Index Tracking Error Risk. As with other index funds, the performance of the Fund may vary from the performance of the Index as a result of Fund fees and expenses, the use of representative sampling, brokerage and transaction costs, the effect of Chinese taxes, and other factors. In addition, the Fund may not be able to invest in certain securities included in the Index or invest in them in the exact proportions represented in the Index due to market disruptions, legal restrictions or limitations imposed by the Chinese government, certain NYSE Arca listing standards, or a lack of liquidity on stock exchanges in which such securities trade. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, foreign exchange fluctuations and any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking error risk.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. The Fund’s portfolio may underperform other segments of the Chinese equity market or the equity market as a whole.
▪Non-U.S. Currency Risk. The Fund’s assets will be invested primarily in the securities of issuers in China, and the gains, losses and income received by the Fund will be denominated primarily in RMB whereas the Fund’s reference currency is the U.S. dollar. As a result, the Fund’s performance may be adversely affected by changes in currency exchange rates, which can be very volatile and change quickly and unpredictably. Such fluctuations may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the imposition of currency controls or other national or global political or economic developments. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. In addition, the remittance of foreign currency and the exchange of RMB within China are subject to significant governmental restrictions. Because all transactions in A-Shares must be settled in RMB, limitations of the supply of RMB may adversely affect the Fund’s operations. There is no assurance that the Fund will continue to have access to sufficient amounts of RMB to remain fully invested.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Consumer Staples Sector Risk. The permissibility of using various food additives and production methods, fads, marketing campaigns, and other factors affecting consumer demand is tied closely to the performance of companies in this sector. In particular, tobacco companies may be adversely affected by new laws, regulations, and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
◦Financial Sector Risk. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer, and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Fund Performance
The Fund is the successor to the investment performance of the CSOP FTSE China A50 ETF, a series of CSOP ETF Trust (the “Predecessor CSOP Fund”), as a result of the reorganization of the Predecessor CSOP Fund into the Fund on January 22, 2020. Accordingly, any performance information for periods prior to January 22, 2020 is that of the Predecessor CSOP Fund. The Predecessor CSOP Fund had the same investment objective, and substantially similar investment policies, strategies, and risks as the Fund since the Predecessor CSOP Fund’s inception.
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance (based on NAV) for calendar years ended December 31. The table illustrates how the Fund and Predecessor CSOP Fund’s average annual returns for the one year, five years, and since inception periods compare with those of the Index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-800-617-0004.

Calendar Year Total Return as of December 31
For the year-to-date period ended June 30, 2022, the Fund’s total return was -8.79%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 28.61% the (quarter ended March 31, 2019),and the Fund’s lowest quarterly return was -13.57% (quarter ended March 31, 2020).
Average Annual Total Returns
(for the periods ended December 31, 2021)

	1 Year	5 Years	Since Inception (3/10/15)
Pacer CSOP FTSE China A50 ETF
Return Before Taxes	-7.45%	13.37%	8.11%
Return After Taxes on Distributions	-7.65%	12.37%	7.00%
Return After Taxes on Distributions and Sale of Fund Shares	-3.93%	10.44%	6.25%
FTSE China A50 Net Total Return Index (reflects no deduction for fees, expenses, or taxes)	-7.33%	14.04%	8.50%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Investment Sub-Adviser
CSOP Asset Management Limited (“CSOP Asset Management”) serves as investment sub-adviser to the Fund.
Portfolio Managers
The portfolio managers currently jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Yi Wang and Fred Zhang, each of CSOP Asset Management. Mr. Zhang has managed the Fund and the Predecessor CSOP Fund since inception and Mr. Wang has managed the Fund since August 2020.

Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.PacerETFs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser, and their related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.